Related Party Transactions (Notes)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related party transactions disclosure
Related Party Transactions

On October 1, 2010 in connection with the closing of the Momentive Combination, the Company entered into a shared services agreement with MSC. Under this agreement, as amended on March 17, 2011 (the "Shared Services Agreement"), the Company provides to MSC, and MSC provides to the Company, certain services, including, but not limited to, executive and senior management, administrative support, human resources, information technology support, accounting, finance, technology development, legal and procurement services. The Shared Services Agreement establishes certain criteria upon which the costs of such services are allocated between MSC and the Company. Pursuant to this agreement, during the years ended December 31, 2012, 2011 and 2010, the Company incurred approximately $148, $158 and $42, respectively, of net costs for shared services and MSC incurred approximately $155, $163 and $45, respectively, of net costs for shared services. Included in the net costs incurred for shared services under the Shared Services Agreement during the years ended December 31, 2012 and 2011, were net billings from MSC to the Company of $22 and $11, respectively. Included in the net costs incurred during the year ended December 31, 2010, were net billings from the Company to MSC of $1. These net billings were made to bring the percentage of total net incurred costs for shared services under the Shared Services agreement to 49% for the Company and 51% for MSC, as well as to reflect costs allocated 100% to one party. During the years ended December 31, 2012, 2011 and 2010, the Company realized approximately $31, $23 and $1, respectively, in cost savings as a result of the Shared Services Agreement. The Company had accounts receivable of less than $1 and $3 as of December 31, 2012 and 2011, respectively, and accounts payable to MSC of less than $1 and $15 at December 31, 2012 and 2011, respectively.

Momentive Holdings purchases insurance policies which also cover the Company and MSC. Amounts are billed to the Company based on the Company's relative share of the insurance premiums. The Company had accounts payable to Momentive Holdings of approximately $3 and $1 under these arrangements at December 31, 2012 and 2011, respectively.

On March 17, 2011, the Company entered into an amendment to the Shared Services Agreement with MSC to reflect the terms of the Master Confidentiality and Joint Development Agreement by and between MSC and the Company entered into on the same date.

In connection with the GE Advanced Materials Acquisition, MPM Holdings entered into a management consulting and advisory services agreement with Apollo and its affiliates for the provision of management and advisory services for an initial term of up to twelve years. The Company also agreed to indemnify Apollo and its affiliates and their directors, officers, and representatives for potential losses relating to the services contemplated under these agreements. Terms of the agreement provide for annual fees of $3.5 plus out of pocket expenses, payable in one lump sum annually, and provide for a lump-sum settlement equal to the net present value of the remaining annual management fees payable under the remaining term of the agreement in connection with a sale or initial public offering by the Company. These fees are included within Selling, general and administrative expenses in the Company's Consolidated Statements of Operations.

The Company sells products to various affiliated businesses (affiliates). For the year ended December 31, 2012, sales to affiliates amounted to $23. Receivables from affiliates were $5 at December 31, 2012.

The Company purchases products and services from various affiliates. Purchases under these agreements amounted to $17, $27 and $21 for the years ended December 31, 2012, 2011 and 2010, respectively. Payables to affiliates as of December 31, 2012, 2011 and 2010, resulting from procurement activity and services was less than $1, $1 and $2, respectively.

The Company is presently a party to an off-take agreement that provides for Asia Silicones Monomer Limited (“ASM”), which is owned 50% by GE Monomer (Holdings) Pte Ltd. and its affiliates to supply siloxane and certain related products to the Company through 2014 (or until certain ASM financing obligations are satisfied). At the closing of the GE Advanced Materials Acquisition, the Company entered into a long-term supply agreement with GE and GE Monomer (Holdings) Pte. Ltd. regarding the supply of siloxane and certain related products. Pursuant to the long-term siloxane supply agreement for the period through December 2026, GE and GE Monomer (Holdings) Pte. Ltd. will ensure the Company a minimum annual supply of siloxane and certain related products at least equal to the amount purchased by GE Toshiba Silicones (Thailand) Limited during the twelve month period ending November 30, 2006, subject to customary force majeure provisions and certain other limited exceptions. Under the current arrangement, the Company is committed to purchase approximately $113 for 2013 and $113 each year thereafter of off-take product, assuming total ASM production is equal to current volumes, without taking into account inflation and changes in foreign exchange rates. The Company purchased approximately $92 , $109 and $103 of supply from ASM for the years ended December 31, 2012, 2011 and 2010, respectively. Pursuant to an Assignment and Assumption Agreement, GE Monomer (Holdings) Pte. Ltd. also assigned its interest as licensor under a certain Technology License Agreement with ASM to the Company. Under this Technology License Agreement, which terminates in 2039, the Company received royalties from ASM of approximately $2 in each of the years ended December 31, 2012, 2011 and 2010.

In 2012, Apollo Global Securities, LLC (“AGS”), an affiliate of Apollo, acted as one of the initial purchasers and received less than $1 and $1 in connection with the Company's sales of the Senior Secured Notes and the First Lien Notes as described in note 9, respectively. AGS also received less than $1 in connection with arranging the issuance of the Senior Secured Notes and $1 in connection with arranging the issuance of the First Lien Notes and the commitments for the ABL Facility as described in note 9.

An affiliate of GE is one of the lenders under the Company's revolving credit facility representing approximately $160 of the lenders' $300 revolving credit facility commitment.

On March 15, 2013, an affiliate of GE entered into a letter agreement with the Company, pursuant to which it has committed to provide the Company with a new $75 million revolving credit facility (the Cash Flow Facility), as further described in Note 9 below. The Cash Flow Facility is subject to a number of conditions, including the entry of the ABL Facility, and there can be no assurance that the Company will enter into the ABL Facility and the Cash Flow Facility.

The Company declared dividends of less than $1 in each of 2012 and 2011 to fund the compensation of the Board of Managers of Momentive Holdings.